ACCOUNTS RECEIVABLES	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLES
ACCOUNTS RECEIVABLES

4. ACCOUNTS RECEIVABLES

        Net accounts receivable consists of the following as of December 31, 2010 and 2011:

	December 31,
	2010	2011
Accounts receivable	15,248,519	42,340,033
Allowance for doubtful accounts
Beginning balance as of January 1	21,968	22,727
Reversal of allowance against profit and loss	(21,968)	—
Additional allowance during the year	22,727	673,414
Exchange effect	—	1,105

Less: ending balance of allowance for doubtful accounts	22,727	697,246

Accounts receivable, net	15,225,792	41,642,787

        As the Group generally does not have credit risk in movie theaters box office sales, allowance for doubtful accounts primarily relates to accounts receivable from film licensing revenues, advertising and talent agency services.